Goodwill, net	12 Months Ended
Dec. 31, 2016
Goodwill, net
Goodwill, net
Goodwill, net

Changes in the carrying amount of goodwill, net, consist of the following for 2016 and 2015:

	North America Gaming and	North America
($ thousands)	Interactive	Lottery	International	Italy	Total
Balance at December 31, 2014	210,700	1,069,863	1,160,424	1,517,894	3,958,881

IGT acquisition	2,415,582	147,292	382,958	—	2,945,832
Other acquisitions	—	—	—	9,798	9,798
Foreign currency translation	—	—	(8,299)	(75,713)	(84,012)
Balance at December 31, 2015	2,626,282	1,217,155	1,535,083	1,451,979	6,830,499

IGT acquisition	(402)	(25)	(64)	—	(491)
Other acquisitions	—	4,399	—	3,734	8,133
Other changes	—	—	—	(278)	(278)
Foreign currency translation	—	—	(7,470)	(20,381)	(27,851)
Balance at December 31, 2016	2,625,880	1,221,529	1,527,549	1,435,054	6,810,012

Balance at December 31, 2015
Cost	2,626,282	1,221,248	1,656,888	1,453,612	6,958,030
Accumulated impairment loss	—	(4,093)	(121,805)	(1,633)	(127,531)
	2,626,282	1,217,155	1,535,083	1,451,979	6,830,499

Balance at December 31, 2016
Cost	2,625,880	1,225,622	1,639,282	1,436,635	6,927,419
Accumulated impairment loss	—	(4,093)	(111,733)	(1,581)	(117,407)
	2,625,880	1,221,529	1,527,549	1,435,054	6,810,012

On July 19, 2016, the Company acquired 100% of the shares of Hudson Alley Software Inc. (“Hudson Alley”), a provider of lottery sales force automation and lottery retailer engagement applications. The purchase price for Hudson Alley was composed of approximately $5.0 million (which was paid on July 19, 2016), $3.0 million payable on August 1, 2017 together with interest at 1.25% and an earn-out not to exceed $5.0 million. Acquired goodwill of $4.4 million was allocated to the North America Lottery segment.

As described in Note 3, the acquisition of IGT was completed on April 7, 2015. Acquired goodwill of $2.945 billion was allocated to the reporting units above.